Exhibit 99.2

COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Analyst Presentation December 2006 Building relationships for over 100 100 years

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE,
CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-
LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE",
"EXPECT", "SEEK", AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING
STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH
FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A
OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT
LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR
FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE
COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING
STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH
CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD
DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE
FORWARD-LOOKING STATEMENTS.  A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING
STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.
Safe Harbor Statement

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

3 Agenda Overview of Cooperative Bankshares Market Area Financial Highlights Trading Data Summary

Overview of Cooperative Bankshares

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$843.0 million bank holding company headquartered in
Wilmington, NC
Subsidiaries: Cooperative Bank, Lumina Mortgage Company
108-year operating history in Eastern NC
Traded on NASDAQ National Market under the symbol “COOP”
20 financial centers and 4 loan offices in North Carolina
(including Lumina)
Who We Are Today

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Cooperative Bank formed in 1898 as a mutual thrift
Converted to stock savings bank in 1991
Formed holding company in 1994
Acquired Lumina Mortgage in 2002
Adopted a North Carolina commercial bank charter in 2002
Opened four new financial centers in 2003 (two in December)
Issued $15 million of trust preferred securities in 2005
History

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Executive Management
Name Title Age Experience
Frederick Willetts, III Chairman, President & CEO 57 33 Years
O.C. Burrell, Jr. Chief Operating Officer 58 35 Years
Todd L. Sammons, CPA Chief Financial Officer 45 20 Years
Dickson B. Bridger Mortgage Lending 47 24 Years

Market Analysis

Virginia
Corolla
Kill Devil Hills
Belhaven
Washington
North Carolina
Charlotte
Jacksonville
Wallace
Elizabethtown
Whiteville
Tabor City
Wilmington
Morehead City
Beaufort
South Carolina
Scale Legend
0
20
40

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

9 Footprint Retail Branches Mortgage Offices Southport Surf City

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
Southeastern coastal metropolitan area
Significant economic benefit of the 1990 expansion of Interstate
I-40 to Wilmington
Growth in tourism, retirees and housing
Attraction of major employers such as PPD, GE, Dupont, Verizon and Corning
Largest employer – New Hanover Regional Medical Center (4,600 employees)
Nicknamed “Hollywood of the East” the film and TV industry is a major factor in Wilmington’s economic growth
Education – UNC-Wilmington is a public university with over 12,000 students
Market Analysis
Sources: Wilmington Regional Film Commission, Inc. and Wilmingtontoday.com

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
2005 MSA population of 310,400
Ranked among top 5% of MSAs for population growth by
percentage (37.2%) from 1990 to 2000
Population growth expected to nearly double the national average over the next five years
Household income up 68% since 1989
Total deposits have increased 72% since 2003
Market Analysis
MSA region includes New Hanover, Brunswick and Pender counties.
Source: U.S. Census data, 2005 and SNL Financial.

Financial Highlights

Financial Snapshot
In thousands except per share data, as of September 30, 2006
Total Assets $842,986
Total Deposits $648,467
Total Equity $55,977
LTM Net Income $7,017
LTM EPS $1.06**
Book Value per Common Share $8.60
LTM ROA 0.90%
LTM ROE 13.43%
Shares Outstanding (000) 6,511
Shareholders 515
Insider Control as of 9/30/2006*
*   Includes 273,675 stock options that are immediately exercisable.
** Per share information is computed after giving retroactive effect to the 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.
27.184%

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

14 $415 $458 $504 $502 $550 $746 $843 $300 $400 $500 $600 $700 $800 $900 2000 2001 2002 2003 2004 2005 9/30/06 13.1% compound annual growth Assets ($Millions)

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

15 $347 $373 $417 $408 $457 $642 $736 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 2000 2001 2002 2003 2004 2005 9/30/06 14.0% compound annual growth Total Loans ($Millions)

COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

1-4 Family
67%
Comm'l Industrial,
Agricultural
3%
Consumer
2%
Other
0%
Commercial Real
Estate
9%
Equity Lines
3%
Multi-Family
5%
Construction &
Development
11%
Dec. 2000 Dec. 2005*
Equity Lines
4%
Multi-Family
3%
1-4 Family
46%
Construction &
Development
20%
Commercial Real
Estate
23%
Other
0%
Consumer
1%
Comm'l, Industrial,
Agricultural
3%
Loan Composition
Source: Annual Report data as of December 31, 2000 and December 31, 2005.
*Excludes Loans Held for Sale

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

17 $327 $340 $357 $367 $415 $565 $648 $300 $350 $400 $450 $500 $550 $600 $650 2000 2001 2002 2003 2004 2005 9/30/06 12.6% compound annual growth Deposits ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Transaction Accounts ($000s)
22.2% compound annual growth (thru 2005)
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
2000 2001 2002 2003 2004 2005
Interest Bearing
Non-Interest Bearing
$84,846
$31,124
$36,239
$40,430
$52,629
$60,916

19 $1,932 $2,889 $4,944 $5,404 $4,681 $5,502 $5,560 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2000 2001 2002 2003 2004 2005 9/30/06 Net Income ($000s)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$0.31
$0.45
$0.77
$0.83
$0.71
$0.84
$0.84
$0.00
$0.50
$1.00
$1.50
2000 2001 2002 2003 2004 2005 9/30/06
Earnings Per Share*
*Per
share information is computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect to the two 3-for-2 stock splits in the form of a 50% stock dividend declared on January 19, 2005 and May 31, 2006.

COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Asset Quality
1. Gross Loans do not include Loans Held For Sale.
*               Gross Loans have not been disclosed.
798.7% 21,256.0% 2,103.0% 1,290.7% 502.9% 82.2% 312.6%
Loan Loss Reserves / Non-Performing Loans
1.05% 1.05% 0.96% 0.85% 0.75% 0.67% 0.62%
Loan Loss Reserves / Total Loans
0.12% 0.01% 0.01% 0.06% 0.08% 0.03% 0.03%
Net Charge Offs / Average Loans
*
0.00% 0.05% 0.07% 0.15% 0.82% 0.20%
Non-Performing Loans / Gross Loans¹
0.18% 0.01% 0.04% 0.05% 0.24% 0.84% 0.22%
Non-Performing Assets / Total Assets
Sep 30
2006
2005 2004 2003 2002 2001 2000

Trading Data

23 Trading Data Data as of September 30, 2006 Stock Price $18.18 Market Capitalization (000) $118,368 LTM P/E 17.15x Dividend Yield 1.10%

Summary

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

25 Continue transition to community bank Explore acquisitions in existing and adjoining markets Continue to increase profitability Maintain high asset quality Long-Term Strategy

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

26 Experienced management team with knowledge of local markets Largest community bank based in Wilmington, NC MSA Improved financial performance Outstanding asset quality Reasons to Invest